SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2003



                            Structured Products Corp.
                            -------------------------

             (Exact name of registrant as specified in its charter)


Delaware                              33-55860/           13-3692801
                                      33-357357/33-389080
(State or other jurisdiction         (Commission File    (IRS Employer
 of incorporation or organization)    Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report  with   respect  to  the  July  16,  2003
                    Distribution Date for the CorTS Trust II for Ford Notes

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 By:  /s/  John W. Dickey
                                                 -------------------------------
                                                 Name:   John W. Dickey
                                                 Title:  Authorized Signatory








July 23, 2003


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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the July 16, 2003 Distribution     5
          Date for the CorTS Trust II for Ford Notes


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                                   Exhibit 1

To the Holders of:
CorTS Trust II for Ford Notes
8.000% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22082K209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Ford Notes, hereby gives notice with respect to the Distribution Date of July 16, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

          Principal             Interest                Total Distribution
          $ 0.000000            $ 0.688889              $ 0.688889

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $235,795,000 aggregate principal amount of Ford Motor Company 7.45% Global Landmark Securities due July 16, 2031 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 8,783,363 Certificates representing $219,584,075 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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